Exhibit 99.1

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[LOGO]

Rodman & Renshaw Techvest 6th Annual

Healthcare Conference

October 26-28, 2004

The Waldorf=Astoria, New York, NY

Forward-looking Statements

When used anywhere in this presentation, the words expects, believes, anticipates, estimates, and similar expressions are intended to identify forward-looking statements. Forward-looking statements herein may include statements addressing future financial and operating results of Pharmacopeia Drug Discovery, Inc. (“Pharmacopeia”). Pharmacopeia has based these forward-looking statements on its current expectations about future events. Such statements are subject to risks and uncertainties including, but not limited to, the successful implementation of Pharmacopeia’s strategic plan, the development by the company and market acceptance of new products, the establishment of drug discovery collaborations and the results of internal proprietary drug discovery programs, the obsolescence of existing products, the resolution of existing and potential future patent issues, additional competition, changes in economic conditions, and other risks described in Pharmacopeia documents filed with the Securities and Exchange Commission, including Pharmacopeia’s registration statement on Form 10 and subsequent filings under the Securities Exchange Act of 1934. All forward-looking statements in this presentation are qualified entirely by the cautionary statements included in this presentation and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by forward-looking statements contained in this presentation. These forward-looking statements speak only as of the date of this presentation. Pharmacopeia disclaims any undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

New Opportunity

The New Pharmacopeia

Pharmacopeia Drug Discovery, Inc. (PCOP)

•                  Spun-out April 30th, 2004 to:

•                  Increase stockholder value

•                  Focus on drug discovery business

•                  Create acquisition currency

What hasn’t changed

•                  Leader in enabling science and technology

•                  Best in class

•                  Focused on delivering on commitments

What’s Different

•                  Less focus on ‘pure’ service contracts

•                  More concentration on value-added collaborations

•                  Less quarterly focus on revenues

•                  Greater downstream product participation

•                  More drug discovery for Pharmacopeia’s own account

Strategic Value Capture Points

[CHART]

Short to Mid Term Goals

Build significant stockholder value

•                  Raise Pharmacopeia profile

•                  Maintain existing customer base

•                  Evolve the business model

•                  Sow seeds for future growth

Strategy

Maintain and evolve current collaboration business while increasing investment in internally funded therapeutic programs to build the portfolio

Raise Pharmacopeia profile	Communicate the opportunity Raise scientific visibility

Maintain existing business	Extend the offering

Evolve the business model	Earn a larger share of the upside

Sow seeds for future growth	Invest strategically in therapeutics Build in immunobiology

Robust Pipeline

In Clinical Trials
w/ Collaborators
4

Pre-Clinical
Development
3
Partnered

In Vivo Optimization
7

Partner / PCOP

In Vitro Lead Optimization
9

Lead
Discovery
20+

Broad Portfolio Yields Milestones & Royalties

	Lead	In Vitro	In Vivo	GLP	Clinical Phase			NDA
Program	Generation	Optimization	Optimization	Tox	I	II	III	Filed

Bristol Myers Squibb	=>
P38 (rheumatoid arthritis)

Daiichi	=>
(asthma/allergy)

Schering-Plough	=>
(respiratory)

Schering-Plough	=>
(inflammation)

Schering-Plough	=>
(oncology)

Berlex	=>
(Inflammation/arthritis)

Organon	=>
(CNS)

Business Evolution

Drugs in the clinic Minimize the risk

Chemistry & Biology Assets: • ultra-large libraries • HTS capability • lead optimization • ADME Tox • early product portfolio • intellectual property	Advance internal pipeline License in candidates for value addition

Deliver more for a bigger share of downstream

2004	2005-2006	2007+

Getting There – balanced approach

1.              Support strategy with value-added collaboration revenues

•                  Differentiate the offering

•                  Broaden discovery partnerships

2.              Raise the cash to support business expansion

•                  Communicate the potential

•                  Minimize dilution

•                  Manage cash

3.              Invest for higher upside

•                  Expansion of Drug Discovery - Balance the risk

•                  Deliver more for a bigger share of the downstream

•                  Advance internal programs towards the clinic

•                  Expansion of capabilities - In-licensing, acquisition

•                  “Must have” internal capabilities

•                  Accelerate portfolio build

The Next 12 months

•                  Continuing milestone flow from collaborations

•                  Expanded product portfolio

•                  Clinical advancement of partnered programs

•                  Addition of key pre-clinical and clinical assets

•                  Internal programs advanced towards pre-clinical development

Summary

•                  Strong balance sheet

•                  Strong development pipeline fueled by collaborations

•                  Collaborations with major pharmas and biotechs

•                  Milestone and royalty flow from collaborations

•                  Experienced R&D team with proven track record

•                  Growing portfolio of wholly-owned programs